1 DM3\7373558.4 AMENDMENT NO. 1 TO EQUITY DISTRIBUTION AGREEMENTS This Amendment No. 1 to Equity Distribution Agreements (this “Amendment”) is entered into as of March 31, 2021, among: (i) BRT Apartments Corp, Inc., a Maryland corporation (the “Company”); (ii) B. Riley Securities, Inc. (formerly B. Riley FBR, Inc.) (“B. Riley”); (iii) JMP Securities LLC (“JMP”); and (iv) D.A. Davidson & Co. (“DAD”; each of B. Riley, JMP and DAD, an “Agent” and together the “Agents”). RECITALS WHEREAS, the Company and each Agent are parties those certain Equity Distribution Agreements, each dated November 26, 2019 (each an “Original Agreement” and together the “Original Agreements”); WHEREAS, the Company appointed Ernst & Young, LLP as its auditor, effective June 18, 2020; WHEREAS, all capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreements; NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Agent hereto hereby agree to amend each Original Agreement as follows: 1. All reference to “BDO USA, LLP” are amended and replaced with “Ernst & Young, LLP”. 2. The first sentence in Section 5 is hereby deleted and replaced with: “Except as disclosed in the Registration Statement or Prospectus (including the Incorporated Documents), the Company represents and warrants to the Agent that as of each Applicable Time (as defined below):”. 3. All references to “November 26, 2019” set forth in Schedule 1 and Exhibit 7(l) of the Original Agreements are revised to read “November 26, 2019 (as amended by Amendment No. 1, dated March 31, 2021)”. 4. In addition to the requirements under Section 9 of the Original Agreements, the Company agrees to pay the reasonable fees and disbursements of the Agents’ counsel in an amount not to exceed $15,000 in connection with this Amendment No. 1 to Sales Agreement. Exhibit 10.1

DM3\7373558.4 5. Except as specifically set forth herein, all other provisions of the Original Agreements shall remain in full force and effect. 6. This Amendment together with each Original Agreement (including all exhibits attached hereto) constitutes the entire agreement among the Company and each Agent and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended except pursuant to a written instrument executed by the Company and such Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Amendment. All references in each Original Agreement to the “Agreement” shall mean such Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in such Original Agreement shall continue to refer to the date of such Original Agreement. 7. EACH OF THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES) AND EACH AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 8. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS. 9. Each of the Company and Agents agrees that any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 13 of respective Original Agreement, as amended by this Amendment, shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company and the Agent irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

DM3\7373558.4 10. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission or electronic transmission (e.g., PDF). [Remainder of Page Intentionally Blank]

DM3\7373558.3 If the foregoing correctly sets forth the understanding between the Company and each Agent, please so indicate in the space provided below for that purpose, whereupon this Amendment shall constitute a binding amendment to the respective Original Agreement between the Company and each Agent. Very truly yours, B. RILEY SECURITIES, INC. By:_________________________________ Name: Patrice McNicoll Title: Co-Head of Investment Banking JMP SECURITIES LLC By:_________________________________ Name: Title: D.A. DAVIDSON & CO. By:_________________________________ Name: Title: [Signature Page to Amendment No. 1]

If the foregoing correctly sets forth the understanding between the Company and each Agent, please so indicate in the space provided below for that purpose, whereupon this Amendment shall constitute a binding amendment to the respective Original Agreement between the Company and each Agent. Very truly yours, B. RILEY SECURITIES, INC. By:_________________________________ Name: Patrice McNicoll Title: Co-Head of Investment Banking JMP SECURITIES LLC By:_________________________________ Name: Eric Clark Title: Director D.A. DAVIDSON & CO. By:_________________________________ Name: Title: [Signature Page to Amendment No. 1]